SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2007

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana	0-25756	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On March 13, 2007, Castaing, Hussey, & Lolan, LLC (“CHL”), the Registrant’s Independent Auditor, informed the Audit Committee of the Board of Directors that it would decline to stand for re-election as Independent Auditor. CHL’s services as independent auditor will cease upon the filing of the Annual Report on Form 10-K for the fiscal year ended December 31, 2006.

On March 13, 2007, the Audit Committee, subject to shareholder ratification, appointed Ernst & Young, LLP (“E&Y”), to serve as the Registrant’s Independent Auditor for the fiscal year ending December 31, 2007. This determination followed the Audit Committee’s decision to seek proposals from independent accountants to audit the Registrant’s financial statements for the fiscal year ending December 31, 2007.

The Reports of the Independent Auditors for the fiscal years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Registrant’s fiscal years ended December 31, 2006 and 2005, and through the date hereof, there were no disagreements between the Registrant and CHL on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to CHL’s satisfaction, would have caused CHL to make a reference to the matter in its reports on the Registrant’s financial statements for such years.

During the Registrant’s fiscal years ended December 31, 2006 and 2005, and through the date hereof, there were no “reportable events” (as defined by Item 304(a)(1)(v) of Regulation S-K).

The Registrant provided CHL with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested CHL to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant above, and if not, stating the respects in which it does not agree. CHL’s letter, dated March 16, 2007, is filed as Exhibit 16.1 to the Current Report on Form 8-K.

During the Registrant’s two most recent fiscal years ended December 31, 2006, and the subsequent interim period through March 13, 2007, the Registrant did not consult with E&Y regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16.1	Letter of Castaing, Hussey & Lolan, LLC dated March 16, 2007, regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: March 16, 2007	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number
16.1	Letter of Castaing, Hussey & Lolan, LLC dated March 16, 2007, regarding change in independent registered public accounting firm.